Aptevo Therapeutics Investor Presentation January 2019 Exhibit 99.2

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including our financial guidance, product portfolio, product sales, capabilities and any other statements containing the words “believes”, “expects”, “anticipates”, “intends”, “plans”, “forecasts”, “estimates” and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause Aptevo's actual results to differ materially from those indicated by such forward-looking statements, including possible negative effects on Aptevo’s business operations, assets or financial results as a result of the separation; a deterioration in the business or prospects of Aptevo; adverse developments in Aptevo’s customer-base or markets; our ability to enter into and maintain selective collaboration and partnership arrangements; the timing of and our ability to achieve milestones in collaboration and partnership contracts; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in our filings with the Securities and Exchange Commission, including Aptevo’s most recent Annual Report on Form 10-K, as filed on March 13, 2018, and its subsequent reports on Form 10-Q and current reports on Form 8-K The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements. Aptevo™, ADAPTIR and any and all Aptevo Therapeutics Inc. brand, product, service, and feature names, logos, and slogans are trademarks or registered trademarks of Aptevo Therapeutics Inc. or its subsidiaries in the United States or other countries.  All rights reserved. APTEVO Therapeutics Forward-Looking Statements

Aptevo: At a Glance

Focus	Oncology/Hematology
Commercial Product	IXINITY®
Product Pipeline	Preclinical: Multiple
Platform Technology	ADAPTIR™
Employees	~120
Headquarters	Seattle, WA
IXINITY Revenue	2018 $23.0M (Estimate) 2017 $10.9M 2016 $ 9.8M 2015 $ 1.0M
Cash Position	$38M (12/31/18 estimate)



Leading Oncology Platform

- Innovative ADAPTIR platform technology utilizing a novel approach in the highly attractive immuno-oncology field

Leveraging Technology

- Targeted investments in bispecific ADAPTIR therapeutics

Robust IP Estate

- Own and exclusively licensed patents and trade secrets which support our commercial product and pipeline

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Aptevo – A Compelling Investment Opportunity Solid cash position to advance R&D and commercial strategy 1 2 3 4 5 Strong leadership team with a track record of execution Advancing ADAPTIR to generate novel best-in-class antibody therapeutics Broad pipeline of wholly-owned bispecific antibody candidates Commercial asset (IXINITY) with growth potential APTEVO Therapeutics

Agenda Executing on our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Bispecific Antibody Portfolio IXINITY – A Growing Commercial Opportunity Summary INNOVATING APTEVO Therapeutics

Experienced Leadership Team Senior Management Marvin White – President & CEO Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Jeff Lamothe – SVP, CFO Former Emergent VP, Finance; Former CFO, Cangene Corporation Randy Maddux – SVP, Chief Manufacturing Officer Former VP, Global Mfg & Supply, GSK; Former VP, Mfg Ops & Quality, Human Genome Sciences Dr. Scott Stromatt – SVP, CMO Former Emergent SVP, CMO; Former CMO, Trubion Dr. Jane Gross – SVP, CSO Former Emergent VP, Research/Non-Clinical Development; Former VP Immunology Research ZymoGenetics Inc. Mike Adelman – SVP, Commercial Ops. Former Emergent VP, Commercial Operations; Former, VP Commercial Operations, Cangene Corporation Shawnte Mitchell – SVP, Gen’l Counsel Former Emergent VP, Associate General Counsel Board of Directors Marvin White Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Fuad El-Hibri Founder, Executive Chairman, Emergent BioSolutions Daniel Abdun-Nabi President & CEO, Emergent BioSolutions Grady Grant, III Reckitt Benckiser Group (formerly Mead Johnson Nutrition); Eli Lilly & Co. Zsolt Harsanyi, Ph.D. N-Gene Research Labs; Exponential Biotherapies; Porton Int’l Barbara Lopez Kunz DIA; Battelle; Thermo Fisher Scientific; ICI/Uniqema John Niederhuber, M.D. Inova Translational Medicine Institute; NCI; Johns Hopkins Univ. Deep R&D, Manufacturing, Commercial and Financial Expertise and Experience APTEVO Therapeutics

Executing on our Strategy to Build Value Objective Result Ensure Aptevo is solidly capitalized $65M Emergent funding $20M MidCap debt funding $75M commercial asset sale $38M estimated cash balance at 12/31/18 $35M share purchase agreement with Lincoln Park Capital Build robust platform of ADAPTIR bispecific candidates APVO436 – P1 study commenced Q4 2018 APVO210 – P1 to commence Q1 2019 Demonstrate versatility of ADAPTIR bispecific platform Multiple MOAs T-cell engagers T-cell co-stimulatory + tumor antigen Targeted cytokine delivery Demonstrate potential “best-in-class” therapeutic profile of ADAPTIR Increased potency Extended half-life Optimized manufacturing process Reduced cytokine release APTEVO Therapeutics

Robust and Diversified Product Portfolio

Product/Candidate Target	Technology	Indication	Pre-Clinical	Clinical Development Stage			Marketed	Milestones/Highlights
				Phase I	Phase II	Phase III		
COMMERCIAL PORTFOLIIO								
IXINITY	*Recombinant Protein*	*Hemophilia B*						$23M (12/31/18 - estimate) $10.9M (2017) $9.8M (2016)
ADAPTIR PORTFOLIO								
APVO436 CD3/CD123	*ADAPTIR Bispecific RTCC*	*AML/MDS*						P1 commenced Q4 2018
APVO210 IL10/CD86	*ADAPTIR Targeted Cytokine*	*Autoimmune & Inflammatory Diseases*						P1 to commence Q1 2019
ALG.APV-527* 4-1BB/5T4	*ADAPTIR Bispecific T-cell Co-stimulation*	*Multiple Solid Tumors*						CTA filing H2 2019
ROR1 Candidate	*ADAPTIR Bispecific*	*Hematologic and Solid Tumors*						Lead candidate in development
ADAPTIR candidate CD3/PSMA	*ADAPTIR Bispecific RTCC*	*mCRPC Immuno-oncology*						Advancing new next-generation CD3/PSMA
Multiple ADAPTIR candidates	*ADAPTIR Bispecific RTCC / New MOA*	*Hematologic and Solid Tumors*						Advancing new RTCC candidates with novel MOA

RTCC – Redirected T-Cell Cytotoxicity = T-Cell Engager

**** Partnered with Alligator Bioscience***

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Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Bispecific Antibody Portfolio IXINITY – A Growing Commercial Opportunity Summary

Bispecific Antibodies Emerging technology Extensive opportunity to create novel therapeutics for treatment of cancer and autoimmune diseases ADAPTIR™ Robust and flexible platform technology Potential to generate novel best-in-class monospecific and bispecific antibody therapeutics Generates bispecific molecules with different MOA Distinct advantages over other bispecific technologies ADAPTIR Platform - Generating Best-In-Class Antibody Therapeutics

Key Advantages of ADAPTIR Bispecifics* Structure Property ADAPTIR Increased Potency and Stability Reduced Cytokine Release Longer Half-Life Optimal Manufacturability ü ü ü ü *Based on current preclinical data for various ADAPTIR candidates Binding Domain 1 Binding Domain 2

Platform produces drugs with multiple mechanisms to stimulate the body’s own immune system for the treatment of autoimmune diseases and cancer ADAPTIR – A Versatile Therapeutic Platform T-cell Engagers CD3 + Tumor Antigen T-cell Co-stimulators + Tumor Antigen (e.g. 4-1BB) Targeted Cytokines IL-10 AIID/Oncology Oncology Oncology Cytokine Targeting Arm Costimulatory Receptor T cell Activating an existing anti-Tumor Response T cell TCR/CD3 TCR/CD3 Immune Cell Suppress Autoimmunity Inflammation Tumor Killing

ADAPTIR RTCC molecules have more potent tumor killing compared to heterodimer formats targeting the same tumor antigen Lower concentrations (EC50) needed to achieve same potency in Tumor Lysis Assays ADAPTIR Candidates are More Potent than Heterodimer Bispecifics ADAPTIR T cell Tumor cell lysis ADAPTIR More Potent Lower EC50 17 pM 67 pM 136 pM EC50 (Mol Cancer Ther. 2016 Sep; 15(9); 2155-65)

ADAPTIR Candidates Induce Lower Levels of Cytokines than Competitor Formats*

Aptevo Therapeutics

ADAPTIR bispecifics generate lower levels of cytokines when tumor antigen present compared to other formats targeting the same tumor antigen


T cell activation
cytokine release
Tumor Target


IL-2
IL-6
TNF-α
IFN-γ
pg/mL
Concentration (pM)
DART
ADAPTIR

Cytokines measured after 20 hr stimulation of T cells with ADAPTIR and tumor cells

AACR 2018 Poster: APVO436, a Bispecific anti-CD123 x anti-CD3 ADAPTIR Molecule for Redirected T-cell Cytotoxicity, Induces Potent T-cell Activation, Proliferation and Cytotoxicity with Limited Cytokine Release
*Aptevo-generated version of Macrogenics' CD123 x CD3 dual-affinity re-targeting (DART) molecule, MGD006

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Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Bispecific Antibody Portfolio IXINITY – A Growing Commercial Opportunity Summary

APVO436 – Best-in-Class Preclinical Candidate Targeting CD123

CANDIDATE	 αCD123 scFv αCD3 scFv
OPPORTUNITY	• Next generation ADAPTIR (CD123 x CD3) T cell engager • Potential best-in-class candidate; preclinical studies show key differentiation from competitor formats
FUNCTION/MOA	• CD123 - compelling target for AML due to its overexpression on leukemic stem cells and AML blasts; Engages T cells via binding to CD3 to specifically kill tumor cells expressing CD123
INDICATIONS	• Targets multiple hematological malignancies • AML, ALL, hairy cell leukemia, myelodysplastic syndrome • Strong unmet need for safe and effective therapies
DEVELOPMENT STAGE	• Phase 1 clinical trial (AML & MDS) commenced Q4 2018
PARTNERSHIP STATUS	• Wholly owned by Aptevo

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Best-in-Class CD123 x CD3 Bispecific APVO436 – Key Competitor Differentiation Novel structure Supports traditional antibody-like manufacturing processes Single gene construct and CHO production cell line Improved half-life 12.5 days (rodents); 3.5 days (NHPs) Potential for improved dosing regime in the clinic Reduced cytokine release Robust data set shows lower levels of cytokine release versus competitor molecule (Macrogenics)* Comparable tumor lysis and T-cell activation Potential for superior safety profile and broader therapeutic window AACR 2018 Poster: APVO436, a Bispecific anti-CD123 x anti-CD3 ADAPTIR Molecule for Redirected T-cell Cytotoxicity, Induces Potent T-cell Activation, Proliferation and Cytotoxicity with Limited Cytokine Release *Aptevo-generated version of Macrogenics’ CD123 x CD3 dual-affinity re-targeting (D.A.R.T.) molecule, MGD006

APVO436 and Aptevo-Generated MGD006 Induce Comparable T-cell Cytotoxicity E:T Ratio APVO436 (EC50) Aptevo-MGD006 (EC50) 10:1 2.1 pM 1.7 pM 5:1 5.5 pM 3.2 pM 1:1 38.1 pM 20.9 pM 0.5:1 n/a 30.3 pM 0.1:1 n/a 39.4 pM CD123 x CD3 Bispecific Potency in 51Cr KG-1a RTCC Assay 51Cr Release Cytotoxicity Flow Cytometry Cytotoxicity

APVO436 Induces Endogenous T-cell Proliferation and Depletion of CD123^{+} Cells in Normal and AML Subject Samples

In normal and AML subject samples APVO436:

- Induced rapid activation and proliferation of endogenous T cells
- Showed robust responses to APVO436 in AML subjects with low endogenous T cell numbers
- Showed a progressive reduction of CD123^{+} cells over the 96-hour culture period



Normal Subject Samples
T-cell Proliferation
CD123+ Cell Depletion
T-cell Count
% Live CD123+ Cells
APVO436
Neg. Control
Concentration (pM)
AML Subject Samples
T-cell Proliferation
CD123+ Cell Depletion
T-cell Count
% Live CD123+ Cells
APVO436
Neg. Control
Concentration (pM)

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AACR 2018 Poster: APVO436, a Bispecific anti-CD123 x anti-CD3 ADAPTIR Molecule for Redirected T-cell Cytotoxicity, Induces Potent T-cell Activation, Proliferation and Cytotoxicity with Limited Cytokine Release

Treatment of established disseminated MOLM-13 tumors in mice with APVO436 resulted in rapid reduction in skeletal tumor burden APVO436 Eliminates Skeletal Tumor Burden in Mice with Established Tumors NSG mice implanted IV with MOLM-13 cells on Day 0 T cells implanted on Day 4 Drug delivered after tumors are established 3 mg APVO436 Molm-13 only CONTROL APVO436

APVO210 – Preclinical Candidate for AIID with a Novel Mechanism of Action

Aptevo Therapeutics

CANDIDATE	 αCD86 scFv monomeric IL-10 • Fc mutations • No FcgR binding • No ADCC/CDC • Retains FcRn binding
OPPORTUNITY	• Targeted cytokine based on ADAPTIR platform
FUNCTION/ MOA	• Anti-CD86 scFv delivers IL-10 specifically to antigen presenting (CD86+) cells to suppress inflammation, antigen-driven T-cell activation and induces tolerogenic T cells
INDICATIONS	• Autoimmune and inflammatory diseases • Inflammatory bowel disease, transplant, rheumatoid arthritis, psoriasis
DEVELOPMENT STAGE	• *In vivo* POC established (Graft vs. Host Disease) • Phase 1 to commence Q1 2019; Single ascending dose, multiple ascending doses in healthy volunteers
PARTNERSHIP STATUS	• Wholly owned by Aptevo

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T B DC10 Regulatory DC & regulatory T cells Cytotoxicity Ab generation Tr1 Proinflammatory cytokines Ag Presentation M DC Anti-CD86 scFv Monomeric IL-10 IL-10 APVO210 APVO210 Retains the Immunosuppressive Function of IL-10 Without Immunostimulation

ALG.APV-527 – Preclinical Candidate with Broad Potential Therapeutic Opportunity CANDIDATE OPPORTUNITY FUNCTION/MOA INDICATIONS DEVELOPMENT STAGE PARTNERSHIP STATUS Engages T-cells through co-stimulatory receptor 4-1BB Reactivates antigen-primed T cells to specifically kill tumor cells; Promotes CD8 T-cell survival and effector function Multiple solid tumor indications: breast, cervical, non-small-cell-lung, prostate, renal, gastric, colorectal and bladder cancers CTA filing: H2 2019 Joint 50/50 ownership & co-development agreement with Alligator Bioscience a4-1BB scFv a5T4

ALG.APV-527 Targeted Immunotherapeutic Bispecific Antibody Targeting 41BB x 5T4 New MOA demonstrates ADAPTIR versatility Simultaneously targets 4-1BB - costimulatory receptor, member of TNFR super family 5T4 tumor antigen Promising approach for targeted immunotherapy Targets T cells previously activated by tumor antigen Exerts tumor-localized T-cell activation upon 5T4 binding Does not stimulate all (resting or naive) T-cells Potential Advantages: Improved efficacy and safety (targeted therapy) Opportunity to treat multiple solid tumors expressing 5T4 antigen (i.e. NSCLC, renal, pancreas, prostate, breast, ovarian, cervical) Activated T-cell 4-1BB Tumor killing Tumor cell Expressing 5T4 5T4

Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Bispecfic Antibody Portfolio IXINITY – A Growing Commercial Opportunity Summary

IXINITY – Recombinant Factor IX for Hemophilia B

- Standard half-life, recombinant factor IX treatment for Hemophilia B
- Indication: Individuals with Hemophilia B ages 12+
- U.S. launch: June 2015
- Worldwide rights owned by Aptevo
- Good acceptance in the market
- Revenues:
  - 2018 (estimate) $23M
  - 2017 $10.9M
  - 2016 $9.8M
  - 2015 $1.0M
- Opportunity to explore ex-US launch with partner


IXINITY®
[coagulation factor IX (recombinant)]
An intravenous recombinant human coagulation factor IX therapeutic for use in patients with Hemophilia B

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Launch of new 3,000 IU assay Q2 2019 Enhanced convenience (travel / storage) Attractive option for ‘severe’ Hemophilia B patients Pediatric label expansion Phase 4 post-marketing study Q3 2019 Pilot study in previously treated patients under 12 years of age showed: IXINITY safe and well tolerated Comparable to results from the overall patient population studied in the Phase 3 pivotal clinical trial of IXINITY Exploring ex-US distribution and partnership opportunities Leverage existing relationships from hyperimmune business IXINITY – 2019 New Growth Initiatives

Agenda Executing On Our Strategy ADAPTIR – Developing Novel Protein Therapeutics Impressive Bispecific Antibody Portfolio IXINITY – A Growing Commercial Opportunity Summary

Financial Snapshot Shares Outstanding 22,808,416 12/31/2018 Cash $38M 12/31/2018 (Estimate) Debt $20M MidCap Financial IXINITY Revenue 2018 2017 2016 2015 $ 23.0M (Estimate) $ 10.9M $ 9.8M $ 1.0M 2019 Cash Burn $36M - $40M Projected Cash Burn

2019 Milestones Program Commence Phase 1 clinical trial of APVO210 Launch new 3,000 IU IXINITY assay Commence patient dosing in Phase 4 IXINITY study Report preliminary Phase 1 safety data for APVO436 Report preliminary Phase 1 safety data for APVO210 File CTA submission for Phase 1 study of ALG.APV-527 Continue enrollment in Phase 1 clinical trial of APVO436 in AML/MDA Capture increased market share of Hemophilia B market with expanded U.S. sales of IXINITY Continue partnering discussions around platform / product candidate opportunities Timeframe Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q4 2019 Q4 2019 Ongoing Ongoing Ongoing

Aptevo – A Compelling Investment Opportunity Solid cash position to advance R&D and commercial strategy 1 2 3 4 5 Strong leadership team with a track record of execution Advancing ADAPTIR™ to generate novel best-in-class antibody therapeutics Broad pipeline of wholly-owned bispecific antibody candidates Commercial asset (IXINITY) with growth potential